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                                                                    EXHIBIT 13.1

SECTION 906 CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
                                    OFFICER

In connection with the Annual Report of Elbit Medical Imaging Ltd. (the "Company") on Form 20-F for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shimon Yitzhaki, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2006


/s/ Shimon Yitzhaki
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Shimon Yitzhaki
President & Chief Financial Officer